UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 1, 2008

SCIVANTA MEDICAL CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey	07762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Options Granted to Employees

Executive Officers

On January 1, 2008, Scivanta Medical Corporation (“Scivanta” or the “Company”) granted a non-qualified stock option to purchase 100,000 shares of common stock under the Company’s 2007 Equity Incentive Plan to each of David R. LaVance, the Company’s President and Chief Executive Officer, and Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary. An aggregate of 200,000 shares of the Company’s common stock could be purchased pursuant to these options. Each option has a ten year term and is exercisable at $0.14 per share. The shares of common stock underlying each option vest as follows: 33,333 shares vest on December 31, 2008; 33,333 shares vest on December 31, 2009; and 33,334 shares vest on December 31, 2010.

In the event of a change in control of the Company, as defined in the 2007 Equity Incentive Plan, each of the options becomes fully vested as of ten days prior to the change in control. The shares of common stock issued upon the exercise of the options will be unregistered securities.

In connection with the grants to Messers. LaVance and Gifford of the options to purchase an aggregate of 200,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Non-Executive Officer

On January 1, 2008, the Company granted a non-qualified stock option to purchase 50,000 shares of common stock under the Company’s 2007 Equity Incentive Plan to Allan J. Jones, the Company’s controller. The option has a ten year term and is exercisable at $0.14 per share. The shares of common stock underlying the option vest as follows: 16,666 shares vest on December 31, 2008; 16,666 shares vest on December 31, 2009; and 16,668 shares vest on December 31, 2010.

In the event of a change in control of the Company, as defined in the 2007 Equity Incentive Plan, the option becomes fully vested as of ten days prior to the change in control. The shares of common stock issued upon the exercise of the option will be unregistered securities.

In connection with the grant to Mr. Jones of the option to purchase 50,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Options Granted to Directors

Richard E. Otto. On January 1, 2008, the Company granted a non-qualified stock option to purchase 27,000 shares of common stock under the Company’s 2007 Equity Incentive Plan to Richard E. Otto. The option was granted as partial consideration for Mr. Otto’s continuing service in 2008 as a member of the Company’s board of directors, as a member of the Company’s audit committee and as the chairman of the Company’s compensation committee. The option has a five year term and is exercisable at $0.14 per share. The shares of common stock underlying the option vest as follows: 6,750 shares vest on March 31, 2008; 6,750 shares vest on June 30, 2008; 6,750 shares vest on September 30, 2008; and 6,750 shares vest on December 31, 2008.

In the event of a change in control of the Company, as defined in the 2007 Equity Incentive Plan, the option becomes fully vested as of ten days prior to the change in control. The shares of common stock issued upon the exercise of the option will be unregistered securities.

In connection with the grant to Mr. Otto of the option to purchase 27,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Lawrence M. Levy. On January 1, 2008, the Company granted a non-qualified stock option to purchase 25,000 shares of common stock under the Company’s 2007 Equity Incentive Plan to Lawrence M. Levy. The option was granted as partial consideration for Mr. Levy’s continuing service in 2008 as a member of the Company’s board of directors, as a member of the Company’s audit committee and as a member of the Company’s compensation committee. The option has a five year term and is exercisable at $0.14 per share. The shares of common stock underlying the option vest as follows: 6,250 shares vest on March 31, 2008; 6,250 shares vest on June 30, 2008; 6,250 shares vest on September 30, 2008; and 6,250 shares vest on December 31, 2008.

In the event of a change in control of the Company, as defined in the 2007 Equity Incentive Plan, the option becomes fully vested as of ten days prior to the change in control. The shares of common stock issued upon the exercise of the option will be unregistered securities.

In connection with the grant to Mr. Levy of the option to purchase 25,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Anthony Giordano, III. On January 1, 2008, the Company granted a non-qualified stock option to purchase 29,000 shares under the Company’s 2007 Equity Incentive Plan to Anthony Giordano, III. The option was granted as partial consideration for Mr. Giordano’s continuing service in 2008 as a member of the Company’s board of directors, as the chairman of the Company’s audit committee and as a member of the Company’s compensation committee. The option has a five year term and is exercisable at $0.14 per share. The shares of common stock underlying the warrant vest as follows: 7,250 shares vest on March 31, 2008; 7,250 shares vest on June 30, 2008; 7,250 shares vest on September 30, 2008; and 7,250 shares vest on December 31, 2008.

In the event of a change in control of the Company, as defined in the option, the option becomes fully vested as of ten days prior to the change in control. The shares of common stock issued upon the exercise of the option will be unregistered securities.

In connection with the grant to Mr. Giordano of the option to purchase 29,000 shares of common stock, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2008, the Company entered into an executive employment agreement with each of David R. LaVance, the Company’s President and Chief Executive Officer, and Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary (collectively, the “Employment Agreements”). The term of each of the Employment Agreements commenced on January 1, 2008 and ends on January 1, 2011, but can be renewed for successive one year periods unless terminated as provided in the Employment Agreements. Both Messers. LaVance and Gifford shall be paid an annual base salary of $275,000, which may be increased by the compensation committee of the Company’s board of directors. In addition, both Messers. LaVance and Gifford shall be eligible to receive an annual performance bonus based on the achievement of certain performance objectives as determined by the compensation committee of the Company’s board of directors. The Company will also provide certain benefits to Messers. LaVance and Gifford, which include a comprehensive medical package, dental insurance, long-term disability coverage, a 401(k) Savings Plan/Profit Sharing Plan and a Section 125 Cafeteria Plan. Messers. LaVance and Gifford will also be entitled to vacation days in accordance with the Company’s policies.

In the event that Mr. LaVance or Mr. Gifford is terminated without Good Cause (as defined in the Employment Agreements and used herein), or Mr. LaVance or Mr. Gifford terminates his employment for Good Reason (as defined in the Employment Agreements and used herein), Mr. LaVance or Mr. Gifford, as the case may be, will be entitled to receive a severance payment equal to his annual base salary in effect on the date of termination.

In addition, in the event that within 180 days of a Change of Control (as defined in the Employment Agreements and used herein) of the Company, the employment of Mr. LaVance or Mr. Gifford is terminated by the Company or its successor without Good Cause, or Mr. LaVance or Mr. Gifford terminates his employment with the Company or its successor for Good Reason, Mr. LaVance or Mr. Gifford, as the case may be, shall be paid a severance payment; provided however, that if the termination of employment occurs prior to the Change of Control, the Change of Control must have been considered by the Company at the time of termination for Mr. LaVance or Mr. Gifford to be entitled to the severance payment. The amount of the severance payment will be equal to two times the sum of Mr. LaVance’s or Mr. Gifford’s, annual base salary in effect immediately prior to the termination of Mr. LaVance’s or Mr. Gifford’s employment and an amount which is the lesser of (1) $150,000 and (2) the aggregate amount of any bonuses paid to Mr. LaVance or Mr. Gifford during the 12 months prior to the earlier of (A) the effective date of the Change of Control and (B) the date Mr. LaVance’s or Mr. Gifford’s employment terminates with the Company.

Pursuant to the Employment Agreements, any severance payment to be paid by the Company to Mr. LaVance or Mr. Gifford is subject to the Company and Mr. LaVance or Mr. Gifford entering into and not revoking a release of claims in favor of the Company.

Each of Mr. LaVance and Mr. Gifford has agreed that (a) during the term of his employment with the Company and (b) for one year after the termination of his employment with the Company, he will not, directly or indirectly, be employed by, provide consulting services to or have any ownership interest (as a stockholder, partner or otherwise) in any Competing Business (as defined in the Employment Agreements), except for as permitted in the Employment Agreements.

Each of Mr. LaVance and Mr. Gifford has also agreed that (a) during the term of his employment with the Company, and (b) for a period of 3 years after the termination of his employment with the Company, he will not recruit any employee of the Company or solicit, divert or take away the business or patronage of any of the clients, customers or accounts of the Company that were served by the Company while he was employed by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.21
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which David R. LaVance was granted a non-qualified stock option to purchase up to 100,000 shares of common stock of Scivanta Medical Corporation (the “Registrant’).

10.22
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Thomas S. Gifford was granted a non-qualified stock option to purchase up to 100,000 shares of common stock of the Registrant.

10.23
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Richard E. Otto was granted a non-qualified stock option to purchase up to 27,000 shares of common stock of the Registrant.

10.24
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Lawrence M. Levy was granted a non-qualified stock option to purchase up to 25,000 shares of common stock of the Registrant.

10.25
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Anthony Giordano, III was granted a non-qualified stock option to purchase up to 29,000 shares of common stock of the Registrant.

10.26	Executive Employment Agreement, dated as of January 1, 2008, between the Registrant and David R. LaVance.

10.27	Executive Employment Agreement, dated as of January 1, 2008, between the Registrant and Thomas S. Gifford.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
Chairman of the Board, President and Chief Executive Officer

Date: January 2, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.21
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which David R. LaVance was granted a non-qualified stock option to purchase up to 100,000 shares of common stock of Scivanta Medical Corporation (the “Registrant’).

10.22
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Thomas S. Gifford was granted a non-qualified stock option to purchase up to 100,000 shares of common stock of the Registrant.

10.23
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Richard E. Otto was granted a non-qualified stock option to purchase up to 27,000 shares of common stock of the Registrant.

10.24
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Lawrence M. Levy was granted a non-qualified stock option to purchase up to 25,000 shares of common stock of the Registrant.

10.25
Stock Option Agreement and Notice of Grant, dated January 1, 2008, pursuant to which Anthony Giordano, III was granted a non-qualified stock option to purchase up to 29,000 shares of common stock of the Registrant.

10.26	Executive Employment Agreement, dated as of January 1, 2008, between the Registrant and David R. LaVance.

10.27	Executive Employment Agreement, dated as of January 1, 2008, between the Registrant and Thomas S. Gifford.